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                                                                     Exhibit 3.2











                                    RESTATED

                                     BYLAWS

                                       OF

                              CATHAY BANCORP, INC.
                            (A DELAWARE CORPORATION)


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                                    RESTATED
                                     BYLAWS
                                       OF
                              CATHAY BANCORP, INC.
                            (A DELAWARE CORPORATION)


                                    ARTICLE I

                                     OFFICES

               SECTION 1. Registered Office. The registered office of the Corporation shall be located at 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, and the name of the registered agent at such address is The Corporation Trust Company.

               SECTION 2. Other Offices. The Corporation may also have offices at such other places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

               SECTION 1. Place of Meetings. Meetings of stockholders shall be held at such time and place, within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time.

               SECTION 2. Annual Meeting. An annual meeting of stockholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held at such date and time as may be designated by resolution of the Board of Directors from time to time.

               SECTION 3. Business To Be Conducted At Meetings. At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon as shall have been brought before the annual meeting (a) by, or at the direction of, a majority of the Board of Directors, or (b) by any stockholder of the Corporation who complies with the notice procedures set forth in this Section. For a proposal to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the scheduled annual meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books or as set forth on the stockholder's stock certificates, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal,
(c) the class and number of shares of the Corporation's stock which are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal. A majority of the Board of Directors may reject any stockholder proposal not timely made in accordance with the terms of this Section. If a majority of the Board of Directors determines that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section in any material respect, the Secretary of the Corporation shall promptly notify such stockholder of the deficiency in the notice. The stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five business days from the date such deficiency notice is given to the stockholder, as a majority of the Board of Directors shall reasonably determine. If the deficiency is not cured within such period, or if a majority of the Board of Directors determines that the additional information provided by the stockholder, together with information previously provided, does not satisfy the requirements of this Section in any material respect, then a majority of the Board of Directors may reject such stockholder's proposal. The Secretary of the Corporation shall notify a stockholder in writing whether his proposal has been made in accordance with the time and information requirements of this Section. Notwithstanding the procedures set forth in this paragraph, if the majority of the Board of Directors does not make a determination as to the compliance of any stockholder proposal with the requirements of this Section, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the stockholder proposal was made in accordance with the terms of this Section. If the presiding officer determines that a stockholder proposal was not made in accordance with the terms of this Section, he shall so declare at the annual meeting and such proposal shall not be acted upon at the annual meeting.

               SECTION 4. Stockholders List. The officer who has charge of the stock transfer books of the Corporation shall prepare and make, in the time and manner required by applicable law, a list of stockholders entitled to vote and shall make such list available for such purposes, at such places, at such times and to such persons as required




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by applicable law. The stock transfer books shall be the only evidence as to the identity of the stockholders entitled to examine the stock transfer books or to vote in person or by proxy at any meeting of stockholders.

               SECTION 5. Special Meetings. Special meetings of stockholders for any purpose or purposes, unless otherwise prescribed by applicable law or by the Restated Certificate of Incorporation, may be called by the Chairman of the Board, the President, or a majority of the Board of Directors. Special meetings of stockholders may not be called by any other person or persons. The business transacted at any such special meeting of stockholders shall be limited to the purposes set forth in the notice of the meeting.

               SECTION 6. Notice of Meetings. Written notice of each meeting of stockholders, whether annual or special, stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meting not less than ten or more than sixty days before the date of the meeting. In the case of a special meeting, such notice shall state the purpose or purposes for which such special meeting is called.

               SECTION 7. Quorum and Adjournment. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of stockholders for the transaction of business except as otherwise provided by applicable law or by the Restated Certificate of Incorporation. The stockholders entitled to vote present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders entitled to vote to leave less than a quorum then present and represented. Any stockholders' meeting, annual or special, whether or not a quorum is present or represented, may be adjourned from time to time by the vote of the holders of a majority of the stock entitled to vote thereat, the holders of which are either present in person or represented by proxy, but in the absence of a quorum no other business may be transacted at such meeting. At any adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified, except for such business as was duly transacted at any earlier meeting. If an adjournment is for more than thirty days, or if after an adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given as in the case of an original meeting to each stockholder of record entitled to vote at the meeting.

               SECTION 8. Voting. Unless otherwise provided by applicable law, by the Restated Certificate of Incorporation, or in any resolution or resolutions of the Board of Directors providing for the issuance of a class or series of the preferred stock of the Corporation, each holder of stock having voting power shall be entitled to one vote for each share of such stock held by such stockholder. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other




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elections and questions shall, unless otherwise provided by law, the Restated
Certificate of Incorporation or these Bylaws be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock entitled to vote thereon which are present in person or represented by proxy at the meeting.

               SECTION 9. Proxies. At each meeting of the stockholders of the Corporation, every stockholder having the right to vote shall be entitled to vote in person or proxy. Any stockholder may authorize another person to act for him by proxy. A proxy must be in writing and executed by the stockholder or his or her duly authorized attorney. In lieu thereof, to the extent permitted by law, a proxy may be transmitted in a telegram, cablegram or other means of electronic transmission provided that the telegram, cablegram or electronic transmission either sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. A copy, facsimile transmission or other reliable reproduction of a written or electronically-transmitted proxy authorized by this Section 9 may be substituted for or used in lieu of the original writing or electronic transmission. No proxy authorized by this Section 9 shall be voted or acted upon more than three years from its date, unless the proxy provides for a longer period. No ballot, proxies or vote, nor any revocations thereof or changes thereto shall be accepted after the time set for the closing of the polls pursuant to Section 12 of Article II of these By-laws. Each proxy shall be delivered to the inspectors of election prior to or at the meeting. The vote for directors shall be by ballot.

               SECTION 10. Action by Written Consent. The stockholders of the Corporation shall not take action by written consent in lieu of taking such action at an annual or special meeting of stockholders.

               SECTION 11. Judges of Election. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation




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represented at the meeting and such inspectors' count all votes and ballots.
Such certification shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as if permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector of such election.

               SECTION 12. Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at such meeting by the person presiding over the meeting. The Board of Directors of the Corporation may adopt by resolution such rules or regulations for the conduct of meetings of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following: (1) the establishment of an agenda or order of business for the meeting; (2) rules and procedures for maintaining order at the meeting and the safety of those present; (3) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chair shall permit; (4) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (5) the limitations on the time allotted to questions or comments by participants. Unless, and to the extent determined by the Board of Directors or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.


                                   ARTICLE III

                                    DIRECTORS

               SECTION 1. Powers. The Board of Directors shall have the power to manage the property, business and affairs of the Corporation, and except as expressly limited by law, the Restated Certificate of Incorporation or these Bylaws, to exercise all of its corporate powers.

               SECTION 2. Number and Qualifications. The Board of Directors shall initially consist of 12 members. The number of directors may be changed from time to time by resolution of the Board of Directors, but in no event may the number of directors be fewer than 3 nor greater than 25. Directors need not be stockholders.

               SECTION 3. Election, Term and Nominations.




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               (a) The Board of Directors shall be classified as set forth in
Article FIFTH of the Restated Certificate of Incorporation. The initial Class I, Class II and Class III Directors shall be those persons named as such by the Incorporator. Each Director so named shall serve for the term set forth in Article FIFTH of the Restated Certificate of Incorporation and until his or her successor is duly elected and qualified.

               (b) Nominations of candidates for election as directors at any annual meeting of stockholders may be made by the Board of Directors or by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with procedures set forth in this Section 3(b) shall be eligible for election as directors at an annual meeting. Nominations of candidates for election as directors by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 3(b). To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the date of the scheduled annual meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of the date on which such notice of the date of the scheduled annual meeting was mailed or the date on which such public disclosure was made. Such stockholder's notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election as a director (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation's stock which are beneficially owned by such person on the date of such stockholder notice and (d) any other information relating to such person that would be required to be disclosed pursuant to Regulation 13D-G under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the acquisition of shares, and pursuant to Regulation 14A under the Exchange Act, in connection with the solicitation of proxies with respect to nominees for election as directors, regardless of whether such person is subject to the provisions of such regulations, including, but not limited to, information required to be disclosed by Items 4(b) and 6 of Schedule A of Regulation 14A and information which would be required to be filed on Schedule B of Regulation 14A with the Securities and Exchange Commission; and (ii) as to the stockholder giving the notice (a) the name and address, as they appear on the Corporation's books or as set forth on the holder's stock certificates, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees, and (b) the class and number of shares of the Corporation's stock which are beneficially owned by such stockholder on the date of such stockholder notice and beneficially owned by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. No person shall be elected as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3(b). Ballots bearing the names of all the persons who have been nominated for election as directors at an annual meeting in accordance




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with the procedures set forth in this Section 3(b) shall be provided for use at the annual meeting. A majority of the Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of this Section 3(b). If a majority of the Board of Directors determines that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3(b) in any material respect, the Secretary of the Corporation shall promptly notify such stockholder of the deficiency in the notice. The stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five business days, from the date such deficiency notice is given to the stockholder, as the majority of the Board of Directors shall reasonably determine. If the deficiency is not cured with such period, or if a majority of the Board of Directors reasonably determines that the additional information provided by the stockholder, together with the information previously provided, does not satisfy the requirements of this
Section 3(b) in any material respect, then the Board of Directors may reject such stockholder's nomination. The Secretary of the Corporation shall notify a stockholder in writing whether his nomination has been made in accordance with the time and informational requirements of this Section 3(b). Notwithstanding the procedures set forth in this Section 3(b), if a majority of the Board of Directors does not make a determination as to the compliance of any nominations by a stockholder with the requirements of this Section, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether a nomination was not made in accordance with the terms of this Section 3(b). If the presiding officer determines that a nomination was not made in accordance with the terms of this Section 3(b), he shall so declare at the annual meeting and the defective nomination shall be disregarded.

               SECTION 4. Newly Created Directorships and Vacancies. Except as otherwise provided for or fixed by or pursuant to the provisions of Article FOURTH of the Restated Certificate of Incorporation or any resolution or resolutions of the Board of Directors providing for the issuance of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors; provided, however, that in the event that at the time of such vacancy or newly created directorship there is an Interested Stockholder (as defined in Article NINTH of the Restated Certificate of Incorporation), then, in addition to the vote of a majority of the remaining directors then in office, the filling of such vacancy or newly created directorship shall require the approval of a majority of the Continuing Directors (as defined in Article NINTH of the Restated Certificate of Incorporation) then in office. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall




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have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. If the number of Directors is changed, any increase or decrease shall be apportioned among the three classes so as to make all classes as nearly equal in number as possible. If, consistent with the preceding requirement, the increase or decrease may be allocated to more than one class, the increase or decrease may be allocated to any such class the Board of Directors selects in its discretion.

               SECTION 5. Resignation and Removal. Any Director may resign at any time upon written notice to the Corporation. A Director may be removed only for cause and only by the affirmative vote of the holders of at least 80% of the shares then entitled to vote in an election of Directors, which vote may only be taken at a meeting of stockholders called expressly for that purpose.

               SECTION 6. Regular Meetings. Regular meetings of the Board of Directors may be held without call or notice at such time and place either within or without the State of Delaware as shall from time to time be fixed by resolution of the Board of Directors.

               SECTION 7. Special Meetings. Special meetings of the Board of Directors may be called at any time, and for any purpose permitted by law, by the President, or by the Secretary on the written request of a majority of the members of the Board of Directors, which meetings shall be held at the time and place either within or without the State of Delaware designated by the person or persons calling the meeting.

               SECTION 8. Notice. Notice of the time, place and purpose of any special meeting shall be given to the Directors by the Secretary, or in case of his absence, refusal or inability to act, by any other officer. Any such notice may be given by mail, by telegraph, by telephone, by facsimile or by personal service, to each of the Directors. If the notice is by mail, it shall be deposited in a United States Post Office at least forty-eight hours before the time of the meeting; if by facsimile, transmitted at least twelve hours before the time of the meeting; and if by telegraph, by deposit of the message with the telegraph company at least twelve hours before the time of the meeting; if by telephone or by personal service, given at least twelve hours before the time of the meeting.

               SECTION 9. Quorum. At all meetings of the Board of Directors, one-third of the total number of directors, shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by applicable law or by the Restated Certificate of Incorporation or by these Bylaws. Any meeting of the Board of Directors may be adjourned to meet again at a stated day and hour. Even though no quorum is




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present a majority of the Directors present at any meeting of the Board of
Directors, whether initial, regular or special, may adjourn from time to time until a quorum be had, but no later than the time fixed for the next regular meeting of the Board of Directors. Notice of any adjourned meeting need not be given.

               SECTION 10. Fees. Each Director shall receive such fees and other compensation, along with reimbursement of expenses incurred on behalf of the Corporation or in connection with attendance at meetings, as the Board of Directors may from time to time determine. No such payment of fees or other compensation shall preclude any Director from serving the Corporation in any other capacity and receiving fees and compensation for such services.

               SECTION 11. Action Without Meetings. Unless otherwise restricted by applicable law or by the Restated Certificate of Incorporation or by these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

               SECTION 12. Meetings by Telephonic Communication. Unless otherwise restricted by the Restated Certificate of Incorporation, by applicable law or these Bylaws, members of the Board of Directors or any committee thereof may participate in any meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 12 shall constitute presence in person at such meeting.


                                   ARTICLE IV

                                   COMMITTEES

               SECTION 1. Appointment. The Board of Directors may, by resolution passed by a majority of the Directors, designate one or more committees, each committee to be composed of members of the Board of Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Each committee shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.




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               SECTION 2. Powers. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors unless expressly limited by law in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Notwithstanding the preceding sentence, no such committee shall have any power or authority in reference to amending the Restated Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders entitled to vote the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders entitled to vote a dissolution of the Corporation or a revocation of a dissolution, or amending these Bylaws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of any securities of the Corporation.

               SECTION 3. Proceedings. Each such committee shall keep regular minutes of its meetings and report the same upon request of the Board of Directors.

               SECTION 4. Fees. Members of the various committees shall receive such fees and other compensation, along with reimbursement of expenses incurred on behalf of the Corporation or in connection with attendance of meetings, as the Board of Directors may from time to time determine. No such payment of fees or compensation shall preclude any member of a committee from serving the Corporation in any other capacity and receiving fees and compensation for such services.


                                    ARTICLE V

                                    OFFICERS

               SECTION 1. Appointment and Compensation. The Board of Directors shall appoint and fix the compensation of the officers of the Corporation who shall include a Chairman of the Board, a President, a Vice President, a Secretary, and a Treasurer. The Chairman of the Board must be appointed from among the Directors. The Board of Directors may appoint and fix the compensation of all such other officers (in-clouding additional Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers) as the Board of Directors may deem necessary or desirable. The Board of Directors, or if it fails to do so, the President, may appoint and fix the compensation of such other agents as either of them deem necessary or desirable, who shall have such powers and duties as may be assigned from time to time by either of them. Unless prohibited by applicable law or by the Restated Certificate of Incorporation or by these Bylaws, one person may be elected or appointed to serve in more than one official capacity.




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

               SECTION 2. Removal and Resignation. The officers shall hold office for such terms as the Board of Directors shall determine until their respective successors are appointed and qualified, except in the event of earlier removal or resignation. Any officer may be removed, either with or without cause, by the Board of Directors. Any other agents of the Corporation may be similarly removed by the Board of Directors or by the President. Any officer may resign at any time by giving notice to the Board of Directors or to the Chairman of the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective.

               SECTION 3. The Chairman of the Board. The Chairman of the Board (if there is such an officer) shall, if present, preside at all meetings of the stockholders and at all meetings of the Board of Directors. The Board of Directors may designate the Chairman of the Board to be the chief executive officer of the Corporation. The Chairman of the Board shall exercise and perform such other powers and duties as are usually vested in a chairman of the board and (if so designated) in a chief executive officer or as may be from time to time prescribed or assigned by the Board of Directors or as may be prescribed by these Bylaws.

               SECTION 4. The President. Subject to the control of the Board of Directors, the President shall have general supervision, management and control of the business, affairs and officers of this Corporation and shall, in the absence of the Chairman of the Board or in the event of his inability or refusal to act, preside at all meetings of the stockholders and of the Board of Directors. The President shall be the chief executive officer or, in the event that the Chairman of the Board has been designated to be the chief executive officer, the chief operating officer of the Corporation. The President shall exercise and perform such other powers and duties as are usually vested in a president and in a chief executive or operating officer (as the case may be) or as may be from time to time prescribed or assigned by the Board of Directors or as may be prescribed by these Bylaws.

               SECTION 5. The Vice President. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or if there be more than one Vice President, the Vice Presidents in the order of their rank or if of equal rank, then in the order designated by the Board of Directors or the President, or in the absence of any designation, then in the order of their appointment) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.




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

               SECTION 6. The Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the committees when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, to the extent and in the manner required by applicable law or by these Bylaws. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary, or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by the signature of such officer. The Secretary shall perform such other duties and have such other powers as the Board of Directors or the president may from time to time prescribe.

               SECTION 7. The Assistant Secretary. The Assistant Secretary (if there be more than one Assistant Secretary, the Assistant Secretaries in the order designated by the Board of Directors or the President or, in the absence of any designation, then in the order of their appointment), shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors or the President or the Secretary may from time to time prescribe.

               SECTION 8. The Treasurer. The Treasurer shall have both the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer may disburse the funds of the Corporation as may be ordered by the Board of Directors or the President, taking proper vouchers for such disbursements, and shall render to the Board of Directors and the President an account of transactions and of the financial condition of the Corporation. The Treasurer shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

               SECTION 9. The Assistant Treasurer. The Assistant Treasurer (or if there be more than one Assistant Treasurer, the Assistant Treasurers in the order designated by the Board of Directors or the President or if there be no such designation, then in the order of their appointment) shall in the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, perform the duties and exercise the powers of the Treasurer. The Assistant Treasurer shall perform such other duties and have such other powers as the Board of Directors or the Treasurer may from time to time prescribe.

                                   ARTICLE VI

                                 SHARES OF STOCK

               SECTION 1. Form of Certificate. Every holder of stock in the Corporation shall be entitled to have a certificate in form approved by the Board of Directors signed by, or in the name of the Corporation by the President or a Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation. Any or all signatures on the certificate may be a facsimile. The corporate seal may, but need not, be placed upon the certificates representing the Corporation's shares. In case any officer, transfer agent or registrar who has signed or countersigned, or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

               SECTION 2. Transfer Agents and Registrars. The Corporation may have one or more transfer agents and one or more registrars of its shares, whose respective duties shall be defined by the Board of Directors. Unless the Board of Directors specifically directs otherwise with respect to a particular certificate, if the Board of Directors has appointed one or more transfer agents and registrars, certificates for shares shall be countersigned by a transfer agent and registered by a registrar.

               SECTION 3. Transfers of Stock. Upon surrender to the Corporation or a transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue or direct the issuance of a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

               SECTION 4. Lost, Stolen or Destroyed Certificates. The Board of Directors may issue or direct the issuance of a new certificate or certificates in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed.

               SECTION 5. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the owner in fact to receive dividends, to vote, if entitled and for all other purposes and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by applicable law.


                                   ARTICLE VII

                                  RECORD DATES

               In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall not be more than sixty nor less than ten days before the date of such meeting; and (2) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

               SECTION 1. Seal. It shall not be necessary to the validity of any instrument executed by any authorized officer or officers of the Corporation, that the execution of such instrument be evidenced by the corporate seal, and all documents, instruments, contracts and writings of all kinds signed on behalf of the Corporation by any authorized officer or officers thereof shall be as effectual and binding on the Corporation without the corporate seal, as if the execution of the same had been evidenced by affixing the corporate seal thereto.

               SECTION 2. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

               SECTION 3. Manner of Notice. Whenever under the provisions of applicable law or of the Restated Certificate of Incorporation or of these Bylaws notice is required to be given to any Director, committee member, officer or stockholder and except as otherwise provided therein, it shall not be construed to mean personal notice, but such notice may be given, in the case of stockholders, in writing, by mail, by depositing the same in the post office or letterbox, in a postpaid, sealed wrapper, addressed to such stockholder, at such address as appears in the record books of the Corporation, and, in the case of Directors, committee members and officers, by telephone, by mail, by facsimile or by telegram to the last address known to the Secretary of the Corporation, and such notice shall be deemed to be given at the time when the same shall be thus mailed, telegraphed, transmitted or telephoned.

               SECTION 4. Waiver of Notice. Whenever any notice is required to be given under the provisions of applicable law or of the Restated Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted, nor the purpose of any regular or special meeting of the stockholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice.

               SECTION 5. Voting of Shares in Other Corporations. Shares in other corporations which are held by the Corporation may be represented and voted by the Chairman of the Board or the President or a Vice President or the Secretary of the Corporation or by proxy or proxies appointed by one of them. The Board of Directors may, however, direct the appearance or vote thereof and may appoint some other person to vote such shares generally or in respect of any particular matter.

               SECTION 6. Dividends. Dividends upon stock of the Corporation, subject to the provisions of the Restated Certificate of Incorporation, if any, may be declared by the Board of Directors, out of funds lawfully available therefore, at any initial, regular or special meeting, pursuant to applicable law. Dividends may be paid in cash, in property, or in shares of stock, subject to the provisions of the Restated Certificate of Incorporation.

               SECTION 7. Reserves. There may be set aside at any time out of any funds of the Corporation such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or to equalize dividends, or to repair, maintain or improve any property of the Corporation, or for any other proper purpose as the Board of Directors shall determine and the Board of Directors may, to the same extent, modify or abolish any such reserve which has been established.


                                   ARTICLE IX

                                 INDEMNIFICATION

               SECTION 1. Actions, Suits or Proceedings Other than by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was or has agreed to become a Director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation.

               SECTION 2. Actions or Suits by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the

Corporation to procure a judgment in its favor by reason of the fact that he is or was or has agreed to become a Director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

               SECTION 3. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Article IX, to the extent that a Director or officer of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article IX, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith.

               SECTION 4. Determination of Right to Indemnification. Any indemnification under Sections 1 and 2 of this Article IX (unless ordered by a court) shall be paid by the Corporation unless a determination is made (i) by a majority of the members of the Board of Directors who were not parties to such action, suit or proceeding even if less than a quorum, or (ii) if such a majority of the disinterested members of the Board of Directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders, that indemnification of the Director or officer is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Sections 1 and 2 of this Article IX.

               SECTION 5. Advance of Costs, Charges and Expenses. Costs, charges and expenses (including attorneys' fees) incurred by a person referred to in Sections 1 or 2 of this Article IX in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses (including attorneys' fees) incurred by a Director or officer in his capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such person while a Director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the Director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such Director or officer is not entitled to be indemnified by the Corporation as authorized in this Article IX. Such costs, charges and expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the majority of the Board of Directors deems appropriate. The majority of the Board of Directors may, in the manner set forth above, and upon approval of such Director, officer, employer, employee or agent of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

               SECTION 6. Procedure for Indemnification. Any indemnification under Sections 1, 2 and 3, or advance of costs, charges and expenses (including attorneys' fees) under Section 5 of this Article IX, shall be made promptly, and in any event within 60 days, upon the written request of the Director or officer. The right to indemnification or advances as granted by this Article IX shall be enforceable by the Director or officer in any court of competent jurisdiction, if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 60 days. Such person's costs and expenses (including attorneys' fees) incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 5 of this Article IX where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections 1 or 2 of this Article IX, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 or 2 of this Article IX, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

               SECTION 7. Other Rights; Continuation of Right to Indemnification. The indemnification provided by this Article IX shall not be deemed exclusive of any other rights to which any director, officer, employee or agent seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a Director, officer, employee or agent, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article IX shall be deemed to be a contract between the Corporation and each Director, officer, employee or agent of the Corporation who serves or served in such capacity at any time while this Article IX is in effect. Any repeal or modification of this Article IX or any repeal or modification of relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall not in any way diminish any rights to indemnification of such Director, officer, employee or agent or the obligations of the Corporation arising hereunder. This Article IX shall be binding upon any successor corporation to this Corporation, whether by way of acquisition, merger, consolidation or otherwise.

               SECTION 8. Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article IX; provided, however, that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the Board of Directors.

               SECTION 9. Savings Clause. If this Article IX or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation (i) shall nevertheless indemnify each Director and officer of the Corporation, and (ii) may nevertheless indemnify each employee and agent of the Corporation, as to costs, charges and expenses (including attorneys' fees), judgments, fine and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this
Article IX that shall not have been invalidated and to the full extent permitted by applicable law.

               SECTION 10. Subsequent Amendment. No amendment, modification or repeal of this Article IX shall affect or impair in any way the rights of any Director or officer of the Corporation to indemnification under the provisions hereof with respect to any action, suit or proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or appeal.


               SECTION 11. Subsequent Legislation. If the General Corporation Law of the State of Delaware is amended to further expand the indemnification permitted to Directors, officers, employees or agents of the Corporation, then the Corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.


                                    ARTICLE X

                                   AMENDMENTS

               These Bylaws may be amended or repealed (i) by the affirmative vote of the holders of at least 80% of the total Voting Power of the Corporation (as defined in Article FIFTH of the Restated Certificate of Incorporation) at a meeting of stockholders or (ii) by a resolution adopted by a majority of the Board of Directors then in office provided, however, that in the event that at the time of such action of the Board of Directors to amend or repeal these Bylaws there exists an Interested Stockholder (as defined in Article NINTH of the Restated Certificate of Incorporation), then, before such amendment or repeal shall become effective, it shall require the approval of a majority of the Continuing Directors (as defined in Article NINTH of the Restated Certificate of Incorporation) then in office.

                                TABLE OF CONTENTS



                                                                                          Page
                                                                                          ----
ARTICLE I  -  OFFICES                                                                        1
        SECTION 1.           Registered Office                                               1
        SECTION 2.           Other Offices                                                   1

ARTICLE II  -  MEETINGS OF STOCKHOLDERS                                                      1
        SECTION 1.           Place of Meetings                                               1
        SECTION 2.           Annual Meeting                                                  1
        SECTION 3.           Business To Be Conducted At Meetings                            1
        SECTION 4.           Stockholders List                                               2
        SECTION 5.           Special Meetings                                                3
        SECTION 6.           Notice of Meetings                                              3
        SECTION 7.           Quorum and Adjournment                                          3
        SECTION 8.           Voting                                                          3
        SECTION 9.           Proxies                                                         4
        SECTION 10.          Action by Written Consent                                       4
        SECTION 11.          Judges of Election                                              4
        SECTION 12.          Conduct of Meetings                                             5

ARTICLE III  -  DIRECTORS                                                                    5
        SECTION 1.           Powers                                                          5
        SECTION 2.           Number and Qualifications                                       5
        SECTION 3.           Election, Term and Nominations                                  5
        SECTION 4.           Newly Created Directorships and Vacancies                       7
        SECTION 5.           Resignation and Removal                                         8
        SECTION 6.           Regular Meetings                                                8
        SECTION 7.           Special Meetings                                                8
        SECTION 8.           Notice                                                          8
        SECTION 9.           Quorum                                                          8
        SECTION 10.          Fees                                                            9

        SECTION 11.          Action Without Meetings                                         9
        SECTION 12.          Meetings by Telephonic Communication                            9

ARTICLE IV  -  COMMITTEES                                                                    9
        SECTION 1.           Appointment                                                     9
        SECTION 2.           Powers                                                         10
        SECTION 3.           Proceedings                                                    10
        SECTION 4.           Fees                                                           10

ARTICLE V  -  OFFICERS                                                                      10
        SECTION 1.           Appointment and Compensation                                   10
        SECTION 2.           Removal and Resignation                                        11
        SECTION 3.           The Chairman of the Board                                      11
        SECTION 4.           The President                                                  11
        SECTION 5.           The Vice President                                             11
        SECTION 6.           The Secretary                                                  12
        SECTION 7.           The Assistant Secretary                                        12
        SECTION 8.           The Treasurer                                                  12
        SECTION 9.           The Assistant Treasurer                                        12

ARTICLE VI  -  SHARES OF STOCK                                                              13
        SECTION 1.           Form of Certificate                                            13
        SECTION 2.           Transfer Agents and Registrars                                 13
        SECTION 3.           Transfers of Stock                                             13
        SECTION 4.           Lost, Stolen or Destroyed Certificates                         13
        SECTION 5.           Registered Stockholders                                        14

ARTICLE VII  -  RECORD DATES                                                                14

ARTICLE VIII  -  GENERAL PROVISIONS                                                         15
        SECTION 1.           Seal                                                           15
        SECTION 2.           Fiscal Year                                                    15
        SECTION 3.           Manner of Notice                                               15
        SECTION 4.           Waiver of Notice                                               15
        SECTION 5.           Voting of Shares in Other Corporations                         15

        SECTION 6.           Dividends                                                      16
        SECTION 7.           Reserves                                                       16

ARTICLE IX  -  INDEMNIFICATION                                                              16
        SECTION 1.           Actions, Suits or Proceedings Other than by or in the Right
                             of the Corporation                                             16
        SECTION 2.           Actions or Suits by or in the Right of the Corporation         16
        SECTION 3.           Indemnification for Costs, Charges and Expenses of
                             Successful Party                                               17
        SECTION 4.           Determination of Right to Indemnification                      17
        SECTION 5.           Advance of Costs, Charges and Expenses                         17
        SECTION 6.           Procedure for Indemnification                                  18
        SECTION 7.           Other Rights; Continuation of Right to Indemnification         18
        SECTION 8.           Insurance                                                      19
        SECTION 9.           Savings Clause                                                 19
        SECTION 10.          Subsequent Amendment                                           19
        SECTION 11.          Subsequent Legislation                                         19

ARTICLE X  -  AMENDMENTS                                                                    20